Exhibit 10.2

CORY T. NEWSOM
EMPLOYMENT AGREEMENT

Amendment No. 2

THIS AMENDMENT NO. 2 (this "Amendment") is entered into by and between City Bank, Texas (the "Company"), Cory T. Newsom (the "Executive") and South Plains Financial, Inc. (the "Parent") to amend the Employment Agreement previously entered into by and between the parties on March 6, 2019, as previously amended on December 15, 2021 (as amended, the "Employment Agreement").  Unless otherwise indicated, all terms used in this Amendment shall have the meaning as set forth in the Employment Agreement.

NOW, THEREFORE, the parties hereby amend the terms of the Employment Agreement in the following respects:

1.            Base Salary.  Section 3(a) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

(a)
Base Salary.  The Employer shall pay to the Executive an annual salary of not less than $720,000.00, plus a cost-of-living adjustment of $24,000.00 on January 1st of each year beginning with January 1, 2026 (the foregoing, with the cost-of-living adjustment each year, being the "Base Salary"), payable in substantially equal installments at such intervals as may be determined by the Employer in accordance with the Employer’s then-current ordinary payroll practices as established from time to time, but not less frequently than monthly.  The Base Salary shall be reviewed in good faith by the Compensation Committee of the Parent Board (the "Committee"), or in the absence thereof, the Parent Board, based upon the Executive’s performance, not less often than annually, and may be increased, but not decreased, from time to time by the Parent Board.

2.           Effective Date; Full Force and Effect.  The effective date of this Amendment is January 1, 2025.  Except as otherwise set forth in this Amendment, the Employment Agreement shall continue in full force and effect.

3.          Incorporation by Reference and Counterparts.  Except as otherwise provided herein, all terms and conditions of the Employment Agreement are fully incorporated herein.  This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and together constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to the Employment Agreement as of the effective date set forth herein.

SOUTH PLAINS FINANCIAL, INC.		CITY BANK, TEXAS

Signature:	/s/ Curtis Griffith	Signature:	/s/ Curtis Griffith

Its:	Chairman and CEO	Its:	Chairman

Date:	11-05-2024	Date:	11-05-2024

EXECUTIVE

Signature:	/s/ Cory T. Newsom

Print Name:	Cory T. Newsom

Date:	11-05-2024